UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ] Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:
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Supplement, dated April 18, 2019, to the Proxy Statement, dated March 22, 2019

Heritage-Crystal Clean, Inc. (the “Company”) is filing the additional material contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the upcoming 2019 Annual Meeting of Stockholders to be held on May 1, 2019. As previously disclosed in our proxy statement, dated March 22, 2019, in connection with Proposal 4, awards under our proposed 2019 Incentive Award Plan may be granted to any of our employees and the employees of the Company’s subsidiaries and nonemployee directors. As previously disclosed in the Company’s most recent Annual Report on Form 10-K for the year ended December 29, 2018 filed with the SEC on March 6, 2019, as of December 29, 2018, we had 1,270 full time and 68 part time employees and six non-employee directors. Approximately 50 of our employees and all our non-employee directors hold outstanding equity awards.
The closing price of the Company’s common stock, as reported on NASDAQ, on March 21, 2019, the last trading day immediately prior to the filing of our proxy statement with the SEC, was $26.05 per share.
This information should be read in conjunction with our proxy statement, dated March 22, 2019, which was made available to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for the 2019 Annual Meeting of Stockholders and any adjournment or postponement thereof.
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